SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): March 13, 2000
                                                       --------------

       Providian National Bank (formerly First Deposit National Bank)
                  on behalf of the Providian Master Trust
                 (formerly the First Deposit Master Trust)
             --------------------------------------------------
             (Exact name of registrant as specified in charter)

                                      33-59922
                                      33-84844
                                      33-99462
                                     333-22131
   United States of America          333-55817               02-0118519
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(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)        File No.)            Identification No.)

      295 Main Street
      Tilton, New Hampshire                                     03276
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (603) 286-4348
                                                    --------------

                     Not Applicable
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(Former name or former address, if changed since last report)



Item 5.   Other Events.

          Providian National Bank entered into Amendment No. 6 dated as of February 1, 2000 ("Amendment No. 6") to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended and supplemented, between Providian National Bank, as Seller and Servicer, and Bankers Trust Company, as Trustee. A copy of Amendment No. 6 is attached as Exhibit 4.1.



                                 Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.


                              PROVIDIAN MASTER TRUST

                              By:  PROVIDIAN NATIONAL BANK,
                                   Servicer

                              By: /s/ Gwinneth C. Berexa
                                 ---------------------------
                                 Gwinneth C. Berexa
                                 Vice President


Date:  March 20, 2000




                               EXHIBIT INDEX

Exhibit No.

   4.1 Amendment No. 6 dated as of February 1, 2000 to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended and supplemented, between Providian National Bank, as Seller and Servicer, and Bankers Trust Company, as Trustee.